Exhibit 99.1

NEWS RELEASE

2108 East South Boulevard	Montgomery, Alabama 36116	Telephone 334-288-3900

FINANCIAL CONTACT:	MEDIA CONTACT:
Stephen G. Rutledge	David Rickey
Senior Vice President, CFO	Vice President – Public Relations
and Chief Investment Officer	(334) 613-4034
(334)613-4500

ALFA CORPORATION REPORTS SECOND QUARTER 2007 RESULTS

Montgomery, Alabama (July 27, 2007) — Alfa Corporation (NASDAQ:ALFA) today announced financial results for the three and six months ended June 30, 2007. Operating income for the quarter was $34,828,816, or $0.43 per diluted share, compared with operating income of $24,428,642, or $0.30 per diluted share, for the second quarter of 2006, a per share increase of 41.9%. Net income, which includes net realized investment gains, was $35,281,464, or $0.43 per diluted share, for the second quarter of 2007, compared with $25,508,448, or $0.31 per diluted share in 2006, a per share increase of 37.6%. Premiums and policy charges for the second quarter of 2007 increased 5.1% to $179,556,628.

For the six months ended June 30, 2007, operating income was $48,342,975 compared with operating income of $44,483,721 for the first six months of 2006. On a per share basis, operating income increased 8.1% to $0.59 per diluted share for the six-month period in 2007 compared with $0.55 per diluted share for the same period in 2006. After net realized investment gains, net income was $49,610,284, or $0.61 per diluted share, for the first six months of 2007, compared with net income of $45,645,890, or $0.56 per diluted share, for the same period in 2006, a per share increase of 8.1%. Premiums and policy charges increased 5.2% to $357,563,010 for the first six months of 2007.

Alfa Corporation will host a conference call on Friday, July 27, at 10:30 a.m. Eastern time. Investors and other interested parties may access the teleconference by calling 800-218-8862 or via links located on Alfa’s web site: www.alfains.com. A 30-day Internet play of the call will also be available from Alfa’s web site.

Alfa Corporation is engaged in insurance and financial activities through its subsidiaries. The common stock of Alfa Corporation is traded on the NASDAQ Global Select Market under the symbol ALFA.

The associated investor supplement package for the second quarter ended June 30, 2007, may be found by clicking on the web cast link in the “About Alfa – Investor Relations” section of Alfa’s web site and is also available at: http://www.irinfo.com/alfa/ALFA2q07tvs.pdf.

Investors are cautioned that statements in this press release which relate to the future are, by their nature, uncertain and dependent upon numerous contingencies – including political, economic, regulatory, climatic, competitive, legal, and technological – any of which could cause actual results and events to differ materially from those indicated in such forward-looking statements. Additional information regarding these and other risk factors and uncertainties may be found in Alfa Corporation’s filings with the Securities and Exchange Commission.

-MORE-

ALFA Reports Second Quarter Results

July 27, 2007

ALFA CORPORATION

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(UNAUDITED)

	Six Months Ended June 30,			Statistics		Three Months Ended June 30,			Statistics
	2007	2006	% Change	2007	2006	2007	2006	% Change	2007	2006
Revenues
Premiums – Property and Casualty Insurance	313,027,325	298,250,971	4.95			157,648,498	150,835,039	4.52
Premiums – Life Insurance	25,180,713	22,839,703	10.25			12,624,544	11,093,850	13.80
Policy Charges – Life Insurance	19,354,972	18,757,220	3.19			9,283,586	8,924,542	4.02
Net Investment Income	53,697,594	40,800,741	31.61			26,250,637	16,825,077	56.02
Other Income	15,521,702	13,404,208	15.80			6,907,017	6,034,463	14.46

Total Revenues	426,782,306	394,052,843	8.31			212,714,282	193,712,971	9.81

Benefits, Losses and Expenses
Benefits, Claims, Losses and Settlement Expenses	242,848,655	228,131,475	6.45	56.90	57.90	108,832,443	109,311,786	(0.44)	51.16	56.43
Dividends to Policyholders	2,134,309	2,085,958	2.32	0.50	0.53	990,299	970,959	1.99	0.47	0.50
Amortization of Deferred Policy Acquisition Costs	71,438,846	61,250,061	16.63	16.74	15.54	35,484,996	30,525,438	16.25	16.68	15.76
Other Operating Expenses	44,251,236	41,765,883	5.95	10.37	10.60	19,665,544	19,728,392	(0.32)	9.25	10.18

Total Benefits, Losses and Expenses	360,673,046	333,233,377	8.23	84.51	84.57	164,973,282	160,536,575	2.76	77.56	82.87

Income Before Income Tax Expense	66,109,260	60,819,466	8.70	15.49	15.43	47,741,000	33,176,396	43.90	22.44	17.13

Income Tax Expense	17,766,285	16,335,745	8.76	26.87	26.86	12,912,184	8,747,754	47.61	27.05	26.37

Operating Income	48,342,975	44,483,721	8.68			34,828,816	24,428,642	42.57

Realized Investment Gains, Net of Tax	1,267,309	1,162,169	9.05			452,648	1,079,806	(58.08)

Net Income	49,610,284	45,645,890	8.69			35,281,464	25,508,448	38.31

Operating Income Per Share – Basic	0.60	0.55	8.40			0.43	0.30	42.17

Operating Income Per Share – Diluted	0.59	0.55	8.12			0.43	0.30	41.87

Net Income Per Share – Basic	0.62	0.57	8.41			0.44	0.32	37.92

Net Income Per Share – Diluted	0.61	0.56	8.13			0.43	0.31	37.63

Dividends Per Share	0.2275	0.2100	8.33			0.1175	0.1100	6.82

Average Shares Outstanding – Basic	80,519,119	80,315,256	0.25			80,552,577	80,325,375	0.28

Average Shares Outstanding – Diluted	81,549,342	81,131,983	0.51			81,584,269	81,179,210	0.50

Management believes that operating income and operating income per share, non-GAAP financial measures, serve as meaningful tools for assessing the profitability of the Company’s ongoing operations. Operating income is defined by the Company as net income excluding realized investment gains and losses, net of applicable taxes. Operating income per share represents operating income divided by the weighted average shares outstanding for the reporting period. Management uses operating income and operating income per share as measures of the Company’s ongoing profitability since they eliminate the effect of securities market volatility from earnings.

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ALFA Reports Second Quarter Results

July 27, 2007

ALFA CORPORATION

CONSOLIDATED CONDENSED BALANCE SHEETS

	(Unaudited) June 30, 2007	December 31, 2006 (1)	% Change
Assets
Investments:
Fixed Maturities Held for Investment, at amortized cost (fair value $42,341 in 2007 and $57,272 in 2006)	$40,396	$55,052	-26.62%
Fixed Maturities Available for Sale, at fair value (amortized cost $1,550,859,472 in 2007 and $1,436,188,473 in 2006)	1,533,832,259	1,446,693,702	6.02%
Equity Securities Available for Sale, at fair value (cost $123,531,903 in 2007 and $101,177,606 in 2006)	136,581,024	111,427,207	22.57%
Policy Loans	66,528,419	64,949,875	2.43%
Collateral Loans	124,945,312	128,685,111	-2.91%
Other Long-Term Investments	90,948,079	86,823,771	4.75%
Short-Term Investments	118,129,067	167,683,154	-29.55%

Total Investments	2,071,004,556	2,006,317,872	3.22%
Cash	27,517,959	37,218,109	-26.06%
Other Long-Term Investments in Affiliates	135,032,358	120,819,010	11.76%
Accrued Investment Income	18,598,823	17,026,711	9.23%
Accounts Receivable	94,977,128	84,100,246	12.93%
Reinsurance Balances Receivable	10,979,522	6,015,853	82.51%
Deferred Policy Acquisition Costs	233,947,743	224,516,950	4.20%
Goodwill	9,576,218	9,576,218	0.00%
Other Intangible Assets (net of accumulated amortization of $1,708,500 in 2007 and $1,366,800 in 2006)	7,399,500	7,741,200	-4.41%
Other Assets	18,641,748	20,906,925	-10.83%

Total Assets	$2,627,675,555	$2,534,239,094	3.69%

Liabilities and Stockholders’ Equity
Policy Liabilities and Accruals - Property and Casualty Insurance	$186,967,643	$172,664,652	8.28%
Policy Liabilities and Accruals - Life Insurance Interest-Sensitive Products	674,388,808	646,354,761	4.34%
Policy Liabilities and Accruals - Life Insurance Other Products	216,389,257	205,449,027	5.33%
Unearned Premiums	252,692,036	236,481,371	6.85%
Dividends to Policyholders	11,789,761	11,882,776	-0.78%
Premium Deposit and Retirement Deposit Funds	4,827,459	4,921,879	-1.92%
Deferred Income Taxes	12,824,306	25,547,554	-49.80%
Other Liabilities	91,645,993	75,222,398	21.83%
Due to Affiliates	17,560,447	24,355,859	-27.90%
Commercial Paper	212,633,458	206,923,215	2.76%
Notes Payable	70,000,000	70,000,000	0.00%
Notes Payable to Affiliates	26,847,576	27,516,459	-2.43%

Total Liabilities	1,778,566,744	1,707,319,951	4.17%

Commitments and Contingencies
Stockholders’ Equity :
Preferred Stock, $1 par value	—	—	0.00%
Shares authorized: 1,000,000
Issued: None
Common Stock, $1 par value	83,783,024	83,783,024	0.00%
Shares authorized: 110,000,000
Issued: 83,783,024
Outstanding: 80,567,613 in 2007 and 80,459,113 in 2006
Capital in Excess of Par Value	31,734,833	27,502,452	15.39%
Accumulated Other Comprehensive Income (unrealized gains on securities available for sale, net of tax of $299,787 in 2007 and $14,019,988 in 2006; unrealized gains on interest rate swap contract, net of tax of $105,541 in 2006; unrealized gains (losses) on other long-term investments, net of tax of ($282,982) in 2007 and $75,006 in 2006)	16,805	14,200,535	-99.88%
Retained Earnings	770,072,823	738,811,778	4.23%
Treasury Stock, at cost (shares, 3,215,411 in 2007 and 3,323,911 in 2006)	(36,498,674)	(37,378,646)	-2.35%

Total Stockholders’ Equity	849,108,811	826,919,143	2.68%

Total Liabilities and Stockholders’ Equity	$2,627,675,555	$2,534,239,094	3.69%

Book Value per share	$10.54	$10.28

(1)	Derived from audited financial statements

-END-

Alfa Corporation

Investor Supplement

Second Quarter 2007

This Investor Supplement is for informational purposes only. The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in Form 10-K.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear. These measures are defined on the page “Definitions of Non-GAAP, GAAP and Operating Measures” and are reconciled to the most directly comparable GAAP measure herein.

ALFA CORPORATION

PROPERTY/CASUALTY SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Six Months Ended June 30,			Ratios		Three Months Ended June 30,			Ratios
	2007	2006	% Change	2007	2006	2007	2006	% Change	2007	2006
INCOME STATEMENT
Revenues
Automobile Premiums	$194,768	$187,480	3.9			$97,779	$94,981	2.9
Homeowner Premiums	109,167	102,849	6.1			55,017	51,341	7.2
Other Premiums	9,092	7,922	14.8			4,852	4,513	7.5

Total Premiums - Property and Casualty Insurance	313,027	298,251	5.0	100.0%	100.0%	157,648	150,835	4.5	100.0%	100.0%
Net Investment Income	22,844	18,547	23.2			11,283	8,868	27.2
Other Income	8,287	6,833	21.3			3,443	3,419	0.7

Total Revenues	344,158	323,631	6.3			172,374	163,122	5.7

Benefits, Losses and Expenses
Incurred Losses (Non-storm)	171,795	159,882	7.5	54.9%	53.6%	82,008	77,871	5.3	52.0%	51.6%
Incurred Losses (Storm)	13,917	13,805	0.8	4.4%	4.6%	2	3,893	(99.9)	0.0%	2.6%
Loss Adjustment Expense	16,283	14,548	11.9	5.2%	4.9%	8,353	7,504	11.3	5.3%	5.0%

Total Benefits, Claims, Losses and Settlement Expenses	201,995	188,235	7.3	64.5%	63.1%	90,363	89,268	1.2	57.3%	59.2%
Amortization of Deferred Policy Acquisition Costs	63,114	56,143	12.4	20.2%	18.8%	31,735	28,363	11.9	20.1%	18.8%
Other Operating Expenses	27,364	26,730	2.4	8.7%	9.0%	12,332	12,963	(4.9)	7.8%	8.6%

Total Operating Expenses	90,478	82,873	9.2	28.9%	27.8%	44,067	41,326	6.6	27.9%	27.4%

Total Benefits, Losses and Expenses	292,473	271,108	7.9	93.4%	90.9%	134,430	130,594	2.9	85.2%	86.6%

Income Before Income Tax Expense	51,685	52,523	(1.6)			37,944	32,528	16.7
Income Tax Expense	13,044	13,925	(6.3)			9,713	8,791	10.5

Operating Income *	38,641	38,598	0.1			28,231	23,737	18.9
Realized Investment Gains (Losses), Net of Tax	(2,888)	(1,014)	(184.8)			(1,488)	(325)	(357.8)

Net Income	$35,753	$37,584	(4.9)			$26,743	$23,412	14.2

Operating Income Per Share - Diluted *	$0.47	$0.48	(0.4)			$0.35	$0.29	18.3
Net Income Per Share - Diluted	$0.44	$0.46	(5.4)			$0.33	$0.29	13.7

Operating Return on Equity*	17.1%	17.9%

Return on Equity*	16.1%	17.2%

Other Key Information
Earned Premium by Market
Alabama	$224,410	$219,058	2.4	71.7%	73.5%	$112,722	$109,643	2.8	71.5%	72.7%
Georgia	15,977	15,861	0.7	5.1%	5.3%	8,064	7,956	1.4	5.1%	5.3%
Mississippi	22,089	20,005	10.4	7.1%	6.7%	11,472	10,156	13.0	7.3%	6.7%
Alliance/VA Mutual	11,823	10,705	10.4	3.8%	3.6%	6,157	5,376	14.5	3.9%	3.6%
Nonstandard	38,728	32,622	18.7	12.4%	10.9%	19,233	17,704	8.6	12.2%	11.7%

Total Earned Premium	$313,027	$298,251	5.0	100.0%	100.0%	$157,648	$150,835	4.5	100.0%	100.0%

Incurred Losses by Market (Non-storm)
Alabama	$118,157	$116,179	1.7	52.7%	53.0%	$55,156	$56,193	(1.8)	48.9%	51.3%
Georgia	9,660	9,770	(1.1)	60.5%	61.6%	4,398	4,652	(5.5)	54.5%	58.5%
Mississippi	12,209	8,876	37.6	55.3%	44.4%	6,161	4,141	48.8	53.7%	40.8%
Alliance/VA Mutual	4,312	4,438	(2.8)	36.5%	41.5%	2,792	1,944	43.6	45.3%	36.2%
Nonstandard	27,457	20,619	33.2	70.9%	63.2%	13,501	10,941	23.4	70.2%	61.8%

Total Incurred Losses	$171,795	$159,882	7.5	54.9%	53.6%	$82,008	$77,871	5.3	52.0%	51.6%

Lapse Ratio: Preferred and Standard Classes *	3.24%	3.35%				3.09%	3.27%
Net Written Premium by LOB
Automobile	$197,927	$202,594	(2.3)			$92,527	$94,005	(1.6)
Homeowner	114,242	107,526	6.2			60,420	56,671	6.6
Other	10,192	9,279	9.8			5,301	4,744	11.7

Total Net Written Premium	$322,361	$319,399	0.9			$158,248	$155,420	1.8

Net Written Premium by Market
Alabama	$230,115	$224,914	2.3			$116,041	$113,199	2.5
Georgia	16,219	16,218	0.0			8,012	8,000	0.2
Mississippi	23,462	22,499	4.3			13,016	11,923	9.2
Alliance/VA Mutual	12,202	9,389	30.0			5,938	4,964	19.6
Nonstandard	40,363	46,379	(13.0)			15,241	17,334	(12.1)

Total Net Written Premium	$322,361	$319,399	0.9			$158,248	$155,420	1.8

Data may differ from actual due to rounding.

Market information reflects presentation change for Nonstandard.

ALFA CORPORATION

LIFE SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Six Months Ended June 30,			Ratios		Three Months Ended June 30,			Ratios
	2007	2006	% Change	2007	2006	2007	2006	% Change	2007	2006
INCOME STATEMENT
Revenues
Traditional Life Insurance Premiums	$24,799	$22,349	11.0			$12,632	$11,094	13.9
Universal Life Policy Charges	11,147	10,795	3.3			5,574	5,403	3.2
Universal Life Policy Charges - COLI	2,522	2,478	1.8			849	779	9.0
Interest-sensitive Life Policy Charges	5,684	5,484	3.6			2,859	2,742	4.3
Annuity Policy Charges	2	—	100.0			1	—	100.0
Group Life Insurance Premiums	528	491	7.5			(8)	—	(100.0)

Total Premiums and Policy Charges - Life Insurance	44,682	41,597	7.4	100.0%	100.0%	21,907	20,018	9.4	100.0%	100.0%

Net Investment Income	29,735	27,306	8.9			15,097	13,716	10.1
Other Income	—	—	0.0		—	—	—	0.0

Total Revenues	74,417	68,903	8.0			37,004	33,734	9.7

Benefits, Claims, Losses and Settlement Expenses	41,007	40,248	1.9	91.8%	96.8%	18,417	20,267	(9.1)	84.1%	101.2%
Dividends to Policyholders	2,134	2,086	2.3	4.8%	5.0%	990	971	2.0	4.5%	4.9%
Amortization of Deferred Policy Acquisition Costs	8,325	5,894	41.2	18.6%	14.2%	3,750	2,950	27.1	17.1%	14.7%
Other Operating Expenses	8,491	6,778	25.3	19.0%	16.3%	4,074	2,763	47.4	18.6%	13.8%

Total Benefits, Losses and Expenses	59,957	55,006	9.0	134.2%	132.3%	27,231	26,951	1.0	124.3%	134.6%

Income Before Income Tax Expense	14,460	13,897	4.1			9,773	6,783	44.1
Income Tax Expense	4,638	4,308	7.7			3,156	2,074	52.2

Operating Income	9,822	9,589	2.4			6,617	4,709	40.5
Realized Investment Gains, Net of Tax	4,189	2,204	90.1			1,974	1,433	37.8

Net Income	$14,011	$11,793	18.8			$8,591	$6,142	39.9

Operating Income Per Share - Diluted	$0.12	$0.12	1.9			$0.08	$0.06	39.8
Net Income Per Share - Diluted	$0.17	$0.15	18.2			$0.11	$0.08	39.2

Operating Return on Equity	7.4%	7.4%

Return on Equity	9.7%	9.1%

Other Key Information (all information presented on a STAT-basis)
Annualized New Business Premium by LOB
Traditional Life	$6,157	$7,188	(14.3)			$2,591	$2,956	(12.3)
Universal Life	1,964	1,913	2.7			837	807	3.7
Interest-sensitive Life	1,154	1,050	9.9			524	453	15.7

Total Issued New Business Premium by LOB	$9,275	$10,151	(8.6)			$3,952	$4,216	(6.3)

Annualized New Business Premium by Region
Alabama	$7,910	$8,790	(10.0)			$3,305	$3,595	(8.1)
Georgia	638	720	(11.4)			277	314	(11.8)
Mississippi	727	641	13.4			370	307	20.5

Total Issued New Business Premium by Region	$9,275	$10,151	(8.6)			$3,952	$4,216	(6.3)

Actual vs. Expected Mortality Ratio *	81%	101%				61%	106%

Persistency Ratio *	90.5%	91.2%

Data may differ from actual due to rounding

ALFA CORPORATION

NONINSURANCE SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Six Months Ended June 30,			Three Months Ended June 30,
	2007	2006	% Change	2007	2006	% Change
INCOME STATEMENT
Revenues
Equity Interest in MidCountry Financial (net of expense)	$441	$803	(45.1)	$(24)	$288	(108.3)
Loan Income (net of expense)	3,094	(3,318)	193.2	1,099	(4,473)	124.6
Other Net Investment Income	733	4	18,225.0	393	(157)	350.3

Total Net Investment Income	4,268	(2,511)	270.0	1,468	(4,342)	133.8

Fee/Commission Income - Agency Operations	18,160	18,728	(3.0)	8,146	7,917	2.9
Other Income	559	662	(15.6)	286	318	(10.1)

Total Other Income	18,719	19,390	(3.5)	8,432	8,235	2.4

Total Revenues	22,987	16,879	36.2	9,900	3,893	154.3

Benefits, Losses and Expenses
Claims and Settlement Expenses - Agency Operations	2,127	1,624	31.0	1,030	891	15.6
Other Operating Expenses - Loan/Lease Operations	2,176	2,344	(7.2)	1,014	1,070	(5.2)
Other Operating Expenses - Agency Operations	13,724	15,226	(9.9)	6,072	6,182	(1.8)
Other Operating Expenses - Other Operations	(123)	366	(133.6)	(430)	20	(2,250.0)

Total Benefits, Losses and Expenses	17,904	19,560	(8.5)	7,686	8,163	(5.8)

Income Before Income Tax Expense	5,083	(2,681)	289.6	2,214	(4,270)	151.9
Income Tax Expense	1,876	(875)	314.4	810	(1,464)	155.3

Operating Income (Loss)	3,207	(1,806)	277.6	1,404	(2,806)	150.0
Realized Investment Gains (Losses), Net of Tax	(33)	(27)	(22.2)	(33)	(27)	(22.2)

Net Income (Loss)	$3,174	$(1,833)	273.2	$1,371	$(2,833)	148.4

Operating Income (Loss) Per Share - Diluted	$0.04	$(0.02)	276.7	$0.02	$(0.03)	149.8
Net Income (Loss) Per Share - Diluted	$0.04	$(0.02)	272.3	$0.02	$(0.03)	148.2

Operating Return on Equity	6.4%	0.4%

Return on Equity	6.3%	0.3%

Other Key Information
	6/30/07	6/30/06	% Change
Alfa Financial Corporation:
Loan Portfolio	$124,614	$129,674	(3.9)
Loan Portfolio Yield *	8.06%	7.66%
Loan Gross Charge-offs	$(533)	$506
Loan Net Charge-offs	$(593)	$5,958
Loan Delinquency Ratio *	2.03%	1.36%

MidCountry Financial Corporation:
Carrying Value (41% and 42% ownership at 6/30/07 and 6/30/06, respectively)	$84,779	$54,320	56.1
Equity in Net Earnings	$441	$803	(45.1)
Return on Carried Value *	1.0%	3.0%

Data may differ from actual due to rounding.

ALFA CORPORATION

CORPORATE SEGMENT AND ELIMINATIONS (UNAUDITED)

(in thousands, except ratios and per share data)

	Six Months Ended June 30,			Three Months Ended June 30,
	2007	2006	% Change	2007	2006	% Change
INCOME STATEMENT
Revenues
Premiums - Life Insurance	$(146)	$—	(100.0)	$—	$—	0.0
Investment Loss	(381)	(474)	19.6	(191)	(273)	30.0
Interest Expense	(2,768)	(2,068)	(33.8)	(1,406)	(1,144)	(22.9)

Total Net Investment Loss	(3,149)	(2,542)	(23.9)	(1,597)	(1,417)	(12.7)

Other Income	(11,485)	(12,819)	10.4	(4,968)	(5,620)	11.6

Total Revenues	(14,780)	(15,361)	3.8	(6,565)	(7,037)	6.7

Benefits, Losses and Expenses
Claims and Settlement Expenses	(2,280)	(1,974)	(15.5)	(978)	(1,115)	12.3
Amortization of Deferred Policy Acquisition Costs	—	(787)	100.0	—	(787)	100.0
Other Operating Expenses	(7,380)	(9,677)	23.7	(3,397)	(3,269)	(3.9)

Total Benefits, Claims, Losses and Settlement Expenses	(9,660)	(12,438)	22.3	(4,375)	(5,171)	15.4

Loss Before Income Tax Expense (Benefit)	(5,120)	(2,923)	(75.2)	(2,190)	(1,866)	(17.4)
Income Tax Expense (Benefit)	(1,792)	(1,022)	(75.3)	(767)	(653)	(17.5)

Operating Income (Loss)	(3,328)	(1,901)	(75.1)	(1,423)	(1,213)	(17.3)
Realized Investment Gains (Losses), Net of Tax	—	—	0.0	—	—	0.0

Net Income (Loss)	$(3,328)	$(1,901)	(75.1)	$(1,423)	$(1,213)	(17.3)

Operating Income (Loss) Per Share - Diluted	$(0.04)	$(0.02)	(74.2)	$(0.02)	$(0.01)	(16.7)
Net Income (Loss) Per Share - Diluted	$(0.04)	$(0.02)	(74.2)	$(0.02)	$(0.01)	(16.7)

Data may differ from actual due to rounding.

ALFA CORPORATION

INVESTMENT PORTFOLIO

(in thousands, except ratios and per share data)

		Six Months Ended June 30,						Three Months Ended June 30,
		2007	2006	% Change				2007	2006	% Change
Alfa Corporation Consolidated Investment Portfolio - Other Key Information
					Yields						Yields
Net Investment Income and Pre-tax Yield:					2007	2006					2007	2006
Fixed Income Securities		$43,012	$38,952	10.4	5.8%	5.6	% [1]	$21,736	$19,495	11.5	5.8%	5.6	% [1]
Equity Securities		1,960	2,277	(13.9)	3.2%	4.2%		972	1,313	(26.0)	3.1%	4.8%
Collateral Loans		5,085	4,933	3.1				2,559	2,590	(1.2)
Commercial Leases		74	94	(21.3)				52	46	13.0
Other Investment Income		13,916	10,627	30.9				6,632	4,782	38.7
Interest Expense		(7,905)	(7,268)	(8.8)				(3,987)	(3,846)	(3.7)
Investment Expenses		(2,446)	(8,815)	72.3				(1,712)	(7,554)	77.3

Total Net Investment Income		$53,696	$40,800	31.6				$26,252	$16,826	56.0

Investment Portfolio Composition:		6/30/07	12/31/06
Fixed Income Securities, by Rating: [2]
NAIC Rated	Moody’s Rated
1	Aaa/Aa/A	$1,451,009	$1,353,897	7.2
2	Baa	75,853	83,338	(9.0)
3	Ba	2,030	2,060	(1.5)
4	B	1,980	4,454	(55.5)
5	Caa	—	—	0.0
6	In or near default	—	—	0.0
Not Rated		3,000	3,000	0.0

Total Fixed Income Securities		1,533,872	1,446,749	6.0
Equity Securities		136,581	111,427	22.6
Collateral Loans		124,945	128,685	(2.9)
Other Invested Assets		275,606	319,457	(13.7)

Total Investments		2,071,004	2,006,318	3.2
Investment In Affiliates		135,032	120,819	11.8

Total		$2,206,036	$2,127,137	3.7

[1]

Yield on Fixed Income Securities is calculated as annualized income divided by the average of the beginning and end of period amortized investment balances for the same 12-month period, which exclude unrealized investment gains and losses.

[2]	Investment Portfolio Composition values for Fixed Income Securities are based on fair value for available for sale securities and amortized value for held for investment securities.

Data may differ from actual due to rounding.

ALFA CORPORATION

QUARTERLY FINANCIAL SUPPLEMENT

June 30, 2007

(Unaudited)

Additional Information
	03:1Q	03:2Q	03:3Q	03:4Q	2003
Pretax P&C Net Investment Income	6,910,185	7,653,547	7,423,546	6,516,131	28,503,409
Pretax P&C Operating Income	20,276,043	16,813,874	16,415,815	16,120,258	69,625,990
P&C Statutory Invested Assets	619,015,221	626,103,044	640,677,141	643,775,395
P&C Statutory Surplus	300,514,053	308,384,829	314,946,117	323,362,342
P&C Loss & LAE Reserves (1)	144,689,722	145,691,012	147,585,697	139,589,753

Pretax Life Net Investment Income	11,534,769	10,948,305	10,843,170	11,408,366	44,734,610
Pretax Life Operating Income	5,630,299	6,071,633	5,514,256	9,528,981	26,745,169
Life Statutory Invested Assets	771,143,631	809,472,299	808,833,684	823,345,514
Life Statutory Surplus	127,075,494	130,374,293	133,237,013	144,834,065

	04:1Q	04:2Q	04:3Q	04:4Q	2004
Pretax P&C Net Investment Income	7,422,200	7,529,905	8,148,041	11,646,118	34,746,264
Pretax P&C Operating Income	26,792,114	19,926,490	21,346,862	22,743,798	90,809,264
P&C Statutory Invested Assets (2)	663,386,315	668,080,084	722,795,981	716,630,234
P&C Statutory Surplus	335,394,591	343,130,340	340,815,304	369,838,232
P&C Loss & LAE Reserves (1)	144,839,184	144,417,593	151,118,973	150,856,684

Pretax Life Net Investment Income	11,464,207	12,070,627	13,044,596	12,549,202	49,128,632
Pretax Life Operating Income	6,101,031	4,881,196	5,704,300	8,778,931	25,465,458
Life Statutory Invested Assets	850,439,601	865,246,778	876,301,256	890,441,591
Life Statutory Surplus	147,078,186	149,627,085	151,079,986	161,992,039

	05:1Q	05:2Q	05:3Q	05:4Q	2005
Pretax P&C Net Investment Income	9,310,764	8,926,932	11,232,799	10,729,178	40,199,673
Pretax P&C Operating Income	19,002,266	33,255,773	29,255,953	24,178,448	105,692,440
P&C Statutory Invested Assets (2)	705,855,331	715,563,873	720,574,977	733,114,630
P&C Statutory Surplus	372,285,887	385,401,304	398,052,284	407,475,146
P&C Loss & LAE Reserves (1)	145,569,327	141,926,723	149,282,527	157,988,560

Pretax Life Net Investment Income	12,226,938	13,061,800	12,661,842	13,012,004	50,962,584
Pretax Life Operating Income	7,722,260	7,001,604	6,004,445	9,749,301	30,477,610
Life Statutory Invested Assets	923,042,022	932,889,527	957,943,993	957,658,384
Life Statutory Surplus	163,786,697	167,102,347	171,890,971	177,189,239

	06:1Q	06:2Q	06:3Q	06:4Q	2006
Pretax P&C Net Investment Income	9,678,917	8,867,842	10,230,689	10,639,827	39,417,275
Pretax P&C Operating Income	19,996,255	32,528,491	27,338,061	29,125,239	108,988,046
P&C Statutory Invested Assets (2)	781,525,886	792,053,522	789,965,735	815,633,254
P&C Statutory Surplus	410,789,564	430,367,018	424,266,223	450,690,007
P&C Loss & LAE Reserves (1)	163,390,031	161,008,518	164,960,736	170,675,884

Pretax Life Net Investment Income	13,590,101	13,716,250	14,296,140	14,924,804	56,527,295
Pretax Life Operating Income	7,113,633	6,783,319	8,585,952	11,599,737	34,082,641
Life Statutory Invested Assets	1,002,957,159	999,648,875	1,017,945,275	1,031,591,536
Life Statutory Surplus	182,409,009	179,808,669	184,518,325	202,198,338

	07:1Q	07:2Q	07:3Q	07:4Q	2007
Pretax P&C Net Investment Income	11,561,426	11,282,501			22,843,927
Pretax P&C Operating Income	13,742,157	37,943,043			51,685,200
P&C Statutory Invested Assets (2)	858,199,394	868,459,544
P&C Statutory Surplus	458,720,955	468,199,817
P&C Loss & LAE Reserves (1)	186,168,206	184,182,945

Pretax Life Net Investment Income	14,638,077	15,097,218			29,735,295
Pretax Life Operating Income	4,685,844	9,774,858			14,460,702
Life Statutory Invested Assets	1,066,821,010	1,078,632,782
Life Statutory Surplus	206,159,735	215,767,284

(1)	P&C Loss & LAE Reserves for fourth quarter 2003, fourth quarter 2004 and periods beginning in 2005 include salvage and subrogation receivables.
(2)	P&C Statutory Invested Assets for fourth quarter 2004 and periods beginning in 2005 reflect a reclassification of premium installment plan receivables into Accounts Receivable.

Definitions of Non-GAAP, GAAP and Operating Measures

Management believes that disclosure of the following non-GAAP financial measures provides investors with meaningful tools to assess the Company’s ongoing operations. Our methods of calculating these measures may differ from those used by other companies, thereby limiting comparability.

Operating Income is defined as net income excluding realized investment gains and losses, net of applicable taxes. Management uses operating income as a measure of the Company’s ongoing profitability since it eliminates the effect of securities market volatility from earnings.

Operating Income per Share is defined as operating income divided by the weighted average shares outstanding for the reporting period. Management uses operating income per share as a measure of the Company’s ongoing profitability since it eliminates the effect of securities market volatility from earnings.

Operating Return on Equity (Current Period) is defined as operating income for the trailing 12-month period divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Operating Return on Equity (Prior Period) is defined as operating income for the prior year divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Return on Equity (Current Period) is defined as net income for the trailing 12-month period divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Return on Equity (Prior Period) is defined as net income for the prior year divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Management uses the following GAAP ratios to measure the Company’s ongoing operations. They are calculated as follows:

Loss Ratio is defined as incurred losses divided by earned premiums.

Loss Adjustment Expense Ratio is defined as loss adjustment expenses divided by earned premiums.

Operating Expense Ratio is defined as total operating expenses divided by earned premiums.

Combined Ratio is defined as the sum of the loss ratio, the loss adjustment expense ratio and the expense ratio or the sum of incurred losses, loss adjustment expenses and total operating expenses divided by earned premiums.

Management uses the following operating statistics to measure components of the Company’s ongoing operations. They are calculated as follows:

Lapse Ratio is defined as the number of policies lapsing as a percentage of billings produced during a stated time period.

Actual vs. Expected Mortality Ratio is defined as benefit payments divided by the actuarially estimated benefit payments for the stated time period.

Persistency Ratio is defined as the annualized premium of policies in force at the end of the period as a percentage of the annualized premium paid at the end of the period.

Loan Portfolio Yield is defined as annualized interest income divided by the loan portfolio balance.

Loan Delinquency Ratio is defined as the amount of loans 30 or more days past due divided by the loan portfolio balance.

Return on Carried Value is defined as equity in net earnings divided by the simple average of beginning and end of period carrying value.

Certain amounts in prior periods have been reclassified to conform to the presentation adopted in the current period. Such reclassifications did not impact earnings.